Semiannual Report - Financial Statements

T. Rowe Price

Tax-Free
Short-Intermediate
Fund

August 31, 1998

Portfolio Highlights

SECTOR DIVERSIFICATION

                                            Percent of          Percent of
                                            Net Assets          Net Assets
                                               2/28/98             8/31/98
--------------------------------------------------------------------------------

Prerefunded Bonds                                  23%                 29%


General Obligation - Local                         11                  12

Air and Sea Transportation Revenue                  7                   7

Nuclear Revenue                                     7                   7

Lease Revenue                                       6                   7

Hospital Revenue                                    8                   6

Dedicated Tax Revenue                               9                   6

General Obligation - State                          7                   5

Solid Waste Revenue                                 5                   4

Educational Revenue                                 4                   4

Electrical Revenue                                  4                   4

Industrial and Pollution Control Revenue            2                   4

All Others                                          8                   5

Other Assets Less Liabilities                     - 1                  --

--------------------------------------------------------------------------------

Total                                             100%                100%

T. Rowe Price Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------
Unaudited

                                 For a share outstanding throughout each period
Financial Highlights
--------------------------------------------------------------------------------

                    6 Months      Year
                       Ended     Ended
                     8/31/98   2/28/98   2/28/97   2/29/96   2/28/95   2/28/94

NET ASSET VALUE

Beginning of period  $  5.37   $  5.35   $  5.37   $  5.25   $  5.32   $  5.36
Investment activities
  Net investment
  income                0.11      0.22      0.23      0.23      0.22      0.22
  Net realized and
  unrealized gain
  (loss)                0.02      0.05     (0.02)     0.12     (0.07)    (0.04)
  Total from investment
  activities            0.13      0.27      0.21      0.35      0.15      0.18
  Distributions
  Net investment
  income               (0.11)    (0.22)    (0.23)    (0.23)    (0.22)    (0.22)
  Net realized gain     --       (0.03)     --        --        --        --
  Total distributions  (0.11)    (0.25)    (0.23)    (0.23)    (0.22)    (0.22)

NET ASSET VALUE

End of period        $  5.39   $  5.37   $  5.35   $  5.37   $  5.25   $  5.32
                     ----------------------------------------------------------

Ratios/Supplemental Data

Total return(C)         2.45%     5.28%     4.02%     6.87%     2.91%     3.49%

Ratio of expenses
to average net
assets                  0.54%!    0.54%     0.56%     0.57%     0.59%     0.60%

Ratio of net investment
income to average
net assets              4.09%!    4.23%     4.30%     4.39%     4.19%     4.18%

Portfolio
turnover rate           19.3%     76.8%     84.3%     69.9%     93.1%     51.1%

Net assets,
end of period
(in thousands)       $450,512  $438,951  $443,631  $445,228  $454,084  $540,728

(C) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 1998

Statement of Net Assets
                                                   Par                 Value
--------------------------------------------------------------------------------
                                                         In thousands

ALABAMA  1.8%

Alabama Docks Dept. Fac.,
  5.50%, 10/1/02 (MBIA Insured)           $      1,000            $    1,060

Alabama Municipal Electric Auth.
  5.75%, 9/1/01 (MBIA Insured)                   3,000                 3,153

Marshall County Health Care Auth.
  Guntersville-Arab Medical Center
  10.25%, 10/1/13                                3,730                 3,859

Total Alabama (Cost $8,016)                                            8,072


ARIZONA  1.5%

Arizona Transportation Board
  6.35%, 7/1/05 (Prerefunded 7/1/01!)            6,400                 6,935

Total Arizona (Cost $6,597)                                            6,935


CALIFORNIA  0.7%
  Orange County Local
  Transportation Auth., Sales Tax
  5.00%, 2/15/02 (MBIA Insured)                  3,110                 3,234

Total California (Cost $3,199)                                         3,234


COLORADO  4.9%
  Denver City and County Airport
  6.00%, 11/15/03 (MBIA Insured) *               3,965                 4,317

  6.75%, 11/15/13 *                              5,080                 5,589

  7.00%, 11/15/25 *                              4,525                 4,864

  7.30%, 11/15/00 *                              4,750                 5,061

Univ. of Colorado Hosp. Auth.
  6.25%, 11/15/12 (AMBAC Insured)
  (Prerefunded 11/15/02!)                        2,000                 2,218

Total Colorado (Cost $21,668)                                         22,049


CONNECTICUT  3.2%

Connecticut,
  Transportation Infrastructure
  6.10%, 9/1/07 (Prerefunded 9/1/02!)            8,000                 8,802

Connecticut Special Assessment
  Unemployment Compensation
  5.50%, 5/15/00 (AMBAC Insured)          $      5,300            $    5,464

Total Connecticut (Cost $14,118)                                      14,266


DISTRICT OF COLUMBIA  0.3%

Washington D.C. Metropolitan Airport Auth.
  6.00%, 10/1/00 (MBIA Insured) *                1,500                 1,567

Total District of Columbia (Cost $1,537)                               1,567


FLORIDA  3.6%

Dade County, Resource Recovery Fac.
  6.00%, 10/1/99 (AMBAC Insured) *               5,000                 5,129

Florida Board of Education

  6.40%, 6/1/05 (Prerefunded 6/1/02!)            4,150                 4,558

Jacksonville HFA,
  Genesis Rehabilitation Hosp
  VRDN (Currently 3.35%)                           400                   400

Reedy Creek Improvement Dist.,
  Florida Utilities
  5.00%, 10/1/02 (AMBAC Insured)                 6,000                 6,272

Total Florida (Cost $16,122)                                          16,359


GEORGIA  3.5%

Atlanta Airport Fac.,
  5.50%, 1/1/01 (AMBAC Insured)                  5,000                 5,192

Monroe County Dev. Auth, PCR, Gulf Power
  VRDN (Currently 3.85%)                           400                   400

Municipal Electric Auth. of Georgia
  5.00%, 1/1/02 (MBIA Insured)                  10,000                10,350

Total Georgia (Cost $15,612)                                          15,942


HAWAII  0.9%

Hawaii, GO, 6.25%, 3/1/02 (FGIC Insured)         3,800                 4,087

Total Hawaii (Cost $3,969)                                             4,087


ILLINOIS  0.5%

Chicago-O'Hare Int'l. Airport,
  Int'l. Terminal
  7.25%, 1/1/00 (MBIA Insured) *                 2,000                 2,089

Total Illinois (Cost $2,061)                                           2,089


INDIANA  6.7%

Indiana HFFA
  Clarion Health Partners
  6.00%, 2/15/00                          $      5,330            $    5,500

  6.00%, 2/15/01                                 5,600                 5,877

Indianapolis, Public Improvement
  6.70%, 1/1/17 (Prerefunded 1/1/02!)            6,550                 7,244

Indianapolis Airport Auth.,
  Federal Express, 7.10%, 1/15/17 *              4,500                 5,093

Indianapolis Gas Utility, Distribution System
  5.00%, 8/15/02 (AMBAC Insured)                 1,180                 1,224

Purdue Univ.
  6.75%, 7/1/11 (AMBAC Insured)
  (Prerefunded 7/1/01!)                          5,000                 5,488

Total Indiana (Cost $29,911)                                          30,426


KENTUCKY  1.0%

Kenton County Airport Board,
  Delta Airlines, 7.50%, 2/1/20 *                3,080                 3,401

Kentucky Economic Dev. Fin. Auth.
  Sisters of Charity of Nazareth
  VRDN (Currently 3.55%)                         1,000                 1,000

Total Kentucky (Cost $4,376)                                           4,401


LOUISIANA  2.8%

Louisiana, GO
  5.00%, 4/15/03                                 3,770                 3,931

  6.00%, 8/1/00 (FGIC Insured)                   7,250                 7,552

Louisiana PFA, Student Loan,
  6.10%, 9/1/00                                  1,180                 1,226

Total Louisiana (Cost $12,508)                                        12,709


MARYLAND  3.8%

Maryland Energy Fin. Administration
  Wheelabrator
  5.30%, 12/1/00 *                                 825                   850

  5.45%, 12/1/01 *                               1,185                 1,238

Maryland HHEFA
  Francis Scott Key Medical Center
  6.75%, 7/1/23 (FGIC Insured)
  (Prerefunded 7/1/00!)                   $      5,560            $    5,970

  Peninsula Regional Medical Center
  4.60%, 7/1/02                                    955                   978

Montgomery County, GO
  Consolidated Public Improvement
  6.80%, 11/1/00 (Prerefunded 11/1/99!)          3,315                 3,505

Northeast Maryland Waste Disposal Auth.
  Southwest Resource Recovery Fac.
  7.00%, 1/1/01 (MBIA Insured)                   1,000                 1,069

  7.05%, 1/1/02 (MBIA Insured)                   2,430                 2,661

Washington Suburban Sanitary Dist.,
  GO, 5.00%, 6/1/00                                800                   818

Total Maryland (Cost $16,617)                                         17,089


MASSACHUSETTS  1.5%

Massachusetts, GO, 7.625%, 6/1/08
  (Prerefunded 6/1/01!)                          4,000                 4,472

Massachusetts HEFA, 6.875%, 4/1/22
  (Prerefunded 4/1/02!)                          2,000                 2,235

Total Massachusetts (Cost $6,478)                                      6,707


MICHIGAN  4.7%

Detroit Sewage Disposal,
  5.00%, 7/1/02 (FGIC Insured)                   7,400                 7,676

Dickinson County Economic Dev. Corp.
  Solid Waste Disposal, 6.55%, 3/1/07            7,210                 7,645

Michigan Hosp. Fin. Auth.
  Mercy Health
  5.25%, 8/15/01                                   715                   743

  5.25%, 8/15/02                                   555                   582

  6.00%, 8/15/01                                 2,450                 2,596

  6.00%, 8/15/02                                 1,595                 1,715

Total Michigan (Cost $20,634)                                         20,957


MISSISSIPPI  3.3%

Adams County, Jefferson Davis Memorial Hosp.
  8.00%, 10/1/16 (Prerefunded 10/1/01!)          3,805                 4,325

Mississippi Higher Ed. Assistance
  Student Loan
  6.00%, 7/1/00                           $      5,000            $    5,145

  6.10%, 1/1/01                                  5,000                 5,186

Total Mississippi (Cost $14,460)                                      14,656


MISSOURI  1.8%

Sikeston Electric, 6.25%, 6/1/22
  (MBIA Insured)
  (Prerefunded 6/1/02!)                          4,825                 5,311

St. Louis, Lambert Int'l. Airport
  6.00%, 7/1/02 (FGIC Insured) *                 2,770                 2,969

Total Missouri (Cost $8,136)                                           8,280


NEBRASKA  1.1%

University of Nebraska Fac.,
  Deferred Maintenance
  5.00%, 7/15/02                                 4,810                 5,000

Total Nebraska (Cost $4,955)                                           5,000


NEVADA  1.6%

Clark County School Dist., GO,
  6.00%, 6/15/02 (FGIC Insured)                  6,570                 7,051

Total Nevada (Cost $6,821)                                             7,051


NEW JERSEY  1.2%

New Jersey Transportation
  Trust Fund Auth., 6.00%, 6/15/00               5,000                 5,197

Total New Jersey (Cost $5,123)                                         5,197


NEW YORK  15.5%

Dormitory Auth. of the State of New York
  City Univ.
  5.50%, 7/1/03                                  2,860                 3,023

  9.25%, 7/1/00                                  5,180                 5,667

  Interfaith Medical Center,
  5.00%, 2/15/03                                 2,210                 2,283

  Mental Health Services Fac.,
  6.00%, 8/15/03                                10,905                11,820

  Wyckoff Heights Hosp.,
  5.50%, 2/15/03                                 4,095                 4,313

Metropolitan Transportation Auth.,
  Commuter Fac.
  5.00%, 7/1/04 (AMBAC Insured)           $      5,375            $    5,629

Nassau County, GO,
  6.30%, 11/1/02 (FGIC Insured)                  3,295                 3,600

New York City, GO
  5.25%, 8/1/00 (Escrowed to Maturity)           5,900                 6,062

  5.25%, 8/1/03                                 12,040                12,639

  6.75%, 8/1/04                                  4,300                 4,864

  7.00%, 8/1/04                                  4,000                 4,570

New York City Municipal Water Fin. Auth.
  Water and Sewer
  6.50%, 6/15/20 (Prerefunded 6/15/02!)          5,000                 5,514

Total New York (Cost $67,986)                                         69,984


OHIO  1.7%

Cuyahoga County, Univ. Hosp.
  6.00%, 1/15/01 (MBIA Insured)                  2,120                 2,222

  6.00%, 1/15/02 (MBIA Insured)                  2,340                 2,489

Ohio Building Auth. Adult Correctional Fac.
  5.75%, 4/1/01 (AMBAC Insured)                  2,920                 3,063

Total Ohio (Cost $7,598)                                               7,774


PENNSYLVANIA  7.3%

Pennsylvania, GO, 5.125%, 9/15/03
  (AMBAC Insured)                                5,000                 5,271

Pennsylvania Intergovernmental
  Cooperative Auth.
  Philadelphia Funding Program
  5.75%, 6/15/00 (FGIC Insured)                  5,000                 5,176

  6.00%, 6/15/02 (FGIC Insured)                  5,000                 5,368

Philadelphia, Water and Sewer
  7.50%, 8/1/10 (Prerefunded 8/1/01!)           10,000                11,197

Pittsburgh, Water and Sewer
  6.50%, 9/1/14 (FGIC Insured)
  (Prerefunded 9/1/01!)                          5,575                 6,104

Total Pennsylvania (Cost $32,203)                                     33,116


SOUTH CAROLINA  5.4%

South Carolina Public Service Auth.
  Santee Cooper
  6.25%, 1/1/00 (AMBAC Insured)           $      3,000            $    3,100

  6.25%, 1/1/01 (AMBAC Insured)                  2,000                 2,109

  6.50%, 7/1/24 (AMBAC Insured)
  (Prerefunded 7/1/02!)                         10,000                11,119

  7.10%, 7/1/21 (Prerefunded 7/1/01!)            7,125                 7,892

Total South Carolina (Cost $23,236)                                   24,220


TEXAS  7.7%

Austin Utilities, 5.75%, 11/15/03
  (FSA Insured)                                  5,000                 5,412

Fort Worth, GO, 6.00%, 3/1/01                    5,000                 5,268

Harris County, GO, Capital Appreciation
  Zero Coupon, 10/1/02 (MBIA Insured)           12,370                10,493

San Antonio Electric and Gas
  5.75%, 2/1/11 (Prerefunded 2/1/02!)            4,365                 4,666

Texas Housing Agency, 6.25%, 9/1/98                240                   240

Tyler Health Fac. Dev.
  Mother Frances Hosp.
  5.25%, 7/1/01                                    700                   718

  5.25%, 7/1/02                                  1,200                 1,237

Univ. of Texas, 6.50%, 7/1/11
  (Prerefunded 7/1/01!)                          6,000                 6,545

Total Texas (Cost $33,940)                                            34,579


UTAH  0.0%

Utah Housing Fin. Agency, 6.00%, 1/1/99            175                   176

Total Utah (Cost $175)                                                   176


VIRGINIA  4.0%

Arlington County IDA
  Alexandria/Arlington Waste to Energy
  5.00%, 1/1/02 (FSA Insured)                    3,000                 3,097

Fairfax County Economic Dev. Auth.
  Ogden Martin, 7.75%, 2/1/11 *                  5,445                 5,693

Hampton Roads Medical College,
  6.30%, 11/15/02                         $      1,000            $    1,084

Virginia HDA, 5.90%, 1/1/00 *                    1,865                 1,900

Virginia Polytechnic Institute
 and State Univ.
  5.375%, 6/1/00                                 1,000                 1,028

  5.375%, 6/1/01                                   750                   781

Virginia Public School Auth.,
  School Fin., 5.50%, 8/1/02                     4,150                 4,401

Total Virginia (Cost $17,665)                                         17,984


WASHINGTON  4.7%

Chelan County Public Utility Dist.,
  7.55%, 7/1/62 *                                6,515                 7,164

Washington Public Power Supply System
  Nuclear Project
  5.50%, 7/1/02                                  5,000                 5,253

  6.30%, 7/1/01 (FSA Insured)                    2,000                 2,128

  7.25%, 7/1/00                                  2,000                 2,119

  7.625%, 7/1/10 (Prerefunded 1/1/01!)           4,000                 4,411

Total Washington (Cost $20,621)                                       21,075


WISCONSIN  2.8%

Wisconsin, GO, 6.30%, 5/1/11
  (Prerefunded 5/1/02!)                          8,000                 8,664

Wisconsin Transportation
  5.00%, 7/1/02                                  1,630                 1,687

  5.40%, 7/1/04                                  2,000                 2,090

Total Wisconsin (Cost $12,128)                                        12,441


Total Investments in Securities

99.5% of Net Assets (Cost $438,470)                               $  448,422

Other Assets Less Liabilities                                          2,090

NET ASSETS                                                        $  450,512
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $       17

Accumulated net realized gain/loss -
net of distributions                                                     757

Net unrealized gain (loss)                                             9,952

Paid-in-capital applicable to 83,603,467 shares
of $0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                      439,786

NET ASSETS                                                        $  450,512
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     5.39
                                                                  ----------

    *   Interest subject to alternative minimum tax
    !   Used in determining portfolio maturity
AMBAC   AMBAC Indemnity Corp.
 FGIC   Financial Guaranty Insurance Company
  FSA   Financial Security Assurance Corp.
   GO   General Obligation
  HDA   Housing Development Authority
 HEFA   Health & Educational Facility Authority
  HFA   Health Facility Authority
 HFFA   Health Facility Financing Authority
HHEFA   Health & Higher Educational Facility Authority
  IDA   Industrial Development Authority
 MBIA   Municipal Bond Investors Assurance Corp.
  PCR   Pollution Control Revenue
  PFA   Public Facility Authority
 VRDN   Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     8/31/98

Investment Income

Interest Income                                                    $  10,270

Expenses
  Investment management                                                  936
  Shareholder servicing                                                  142
  Custody and accounting                                                  73
  Registration                                                            17
  Prospectus and shareholder reports                                      11
  Legal and audit                                                          5
  Directors                                                                3
  Miscellaneous                                                            2

  Total expenses                                                       1,189

Net investment income                                                  9,081

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                   956

Change in net unrealized gain or loss
on securities                                                            723

Net realized and unrealized gain (loss)                                1,679

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  10,760
                                                                   ---------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   8/31/98              2/28/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $      9,081         $     18,461
  Net realized gain (loss)                             956                1,105
  Change in net unrealized gain or loss                723                2,661

  Increase (decrease) in
  net assets from operations                        10,760               22,227

Distributions to shareholders
  Net investment income                             (9,081)             (18,461)
  Net realized gain                                   --                 (2,474)

  Decrease in net assets
  from distributions                                (9,081)             (20,935)

Capital share transactions*
  Shares sold                                       56,875              101,122
  Distributions reinvested                           6,974               16,613
  Shares redeemed                                  (53,967)            (123,707)

  Increase (decrease) in net
  assets from capital
  share transactions                                 9,882               (5,972)

Net Assets

Increase (decrease) during period                   11,561               (4,680)
Beginning of period                                438,951              443,631

End of period                                 $    450,512              438,951
                                              ---------------------------------

*Share information
  Shares sold                                       10,622               18,953
  Distributions reinvested                           1,302                3,115
  Shares redeemed                                  (10,083)             (23,189)

  Increase (decrease) in
  shares outstanding                                 1,841               (1,121)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 1998

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 23, 1983.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $91,194,000 and $84,818,000, respectively, for the six months ended August 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. At August 31, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $438,470,000, and net unrealized gain aggregated $9,952,000, all of which related to appreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $161,000 was payable at August 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $158,000 for the six months ended August 31, 1998, of which $32,000 was payable at period-end.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Short-
Intermediate Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         F56-051  8/31/98



Semiannual Report

Tax-Free Funds

August 31, 1998

T. Rowe Price

Report Highlights

Tax-Free Funds

o All five funds posted better returns than their peer group averages for the 6- and 12-month periods ended August 31, 1998.

o Fund results were aided by portfolio management decisions and below-average expenses.

o Low inflation, budget surpluses, and cash flows into fixed income investments benefited municipal securities during the past six months.

o Municipal prices rose and yields declined, but tax-exempt performance was not as strong as that of Treasuries, which continued to be the haven of choice for investors concerned about global turmoil.

o Municipal securities offer good value compared with their taxable counterparts and should reward investors over time.

Fellow Shareholders

Low inflation, budget surpluses at federal and state levels, and asset shifts toward fixed income investments aided the municipal market during the six months ended August 31. Your funds benefited in this environment and turned in performances ahead of their respective benchmarks for the past 6- and 12-month periods, a reflection of our management decisions and below-average expenses.

MARKET ENVIRONMENT

Municipal bond prices rose during the past six months, and yields across the maturity spectrum fell as a result. The performance of tax-exempt securities exceeded most asset classes but was not as strong as the Treasury market, which further solidified its position as a safe haven for global investors seeking a refuge from problems in Asia, Russia, and Latin America. The gap between yields on municipal and Treasury securities continued to narrow, making tax-exempt investments particularly attractive compared with Treasuries. A near-record supply of tax-exempt issues also constrained the municipal market somewhat throughout the year and contributed to the contracting yield spread. During the same period, Treasury issuance continued to decline.

Municipal Bond and Note Yields

            30-Year     5-Year      1 Year

8/31/97     5.35        4.35        3.85
            5.25        4.20        3.80
            5.23        4.15        3.80
11/97       5.18        4.20        3.85
            5.03        4.10        3.85
            5.00        4.00        3.65
2/98        5.08        4.05        3.60
            5.13        4.10        3.65
            5.20        4.30        3.85
5/98        5.05        4.10        3.75
            5.05        4.10        3.60
            5.10        4.10        3.70
8/98        4.93        3.85        3.50

The 30-year AAA general obligation bond yield fell 15 basis points from the end of February through August 31. By comparison, the bellwether 30-year Treasury yield declined a more dramatic 60 basis points, including a 40-basis-point drop in August alone. The pattern was similar for one- and five-year maturities, whose yields slipped 10 and 20 basis points, respectively, while comparable Treasury yields dropped more sharply. Therefore, when income taxes are considered, municipal securities yielded substantially more than other fixed income investments.

Preparing For The Year 2000

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations. T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999. We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION EXPECTED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors and participants, and we are taking steps to make modifications where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors. The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party software and hardware vendors can send, receive, and process files and transactions accurately. T. Rowe Price will participate in this industry-wide effort. For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

TAX-EXEMPT MONEY FUND

Your fund's performance versus the peer group average was favorable for both the six-month and one-year periods ended August 31, as we sought good value at both ends of the short-term yield curve.

Performance Comparison

Periods Ended 8/31/98        6 Months      12 Months
-----------------------------------------------------

Tax-Exempt Money Fund           1.57%          3.20%


Lipper Tax-Exempt Money
Market Funds Average            1.50           3.04

During the past six months, six-month and one-year municipal note yields were fairly stable, varying only 35 basis points between high and low. On average, one-year maturities offered only an additional 20 basis points over the shortest maturities. Yields were most volatile in the variable rate sector, which includes overnight and seven-day demand notes, vacillating 275 basis points between their high and low points since the end of February.

We took advantage of this opportunity to overweight the portfolio in variable rate securities when we believed the yields had reached the upper end of their range. In addition, throughout the entire period, we maintained a longer weighted average maturity than the peer group average by combining the variable rate positions with one-year maturities. This fairly aggressive posture succeeded in enhancing yield. The fund's maturity averaged 20 days longer than competitive funds during the period and, at one point, was 28 days longer.

The supply of new issues in the municipal note market so far this year was 27% below the same period in 1997. Considering the low long-term interest rates and the improved financial condition of municipalities, there is no reason to believe that short-term issuance will pick up during the rest of the year. As a result, total short-term new issues may finish 1998 at the lowest level since 1990. In addition, cash flows into money market funds remain positive, so solid demand coupled with lighter supply has helped keep rates in a narrow range.

Our strategy allowed us to pick up incremental yield at the long end of the curve and to maintain our relatively long average maturity with little fear of rising rates.

TAX-FREE SHORT-INTERMEDIATE FUND

Your fund posted good returns and outperformed the Lipper Short-Intermediate Debt Funds Average for both the 6- and 12-month periods ended August 31. Returns were enhanced by our slightly longer duration and low expense ratio. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.)

Performance Comparison

Periods Ended 8/31/98        6 Months      12 Months
-----------------------------------------------------

Tax-Free Short-
Intermediate Fund               2.45%          5.60%

Lipper Short-Intermediate
Debt Funds Average              2.32           5.25

Our strategy since the third quarter of 1997 has been to maintain a slightly long duration, since we see little evidence of inflationary pressure and believe the trend toward lower interest rates is intact. While bonds with longer maturities were constrained to some extent by a record supply of new issues in the first half of the year, short- and intermediate-term municipals were not under as much pressure. Our long duration helped performance when yields on short-term bonds fell about 20 basis points.

Our credit strategy changed moderately. Over the past two years, the fund purchased BBB rated bonds as the economic expansion improved credit conditions, resulting in better performance for BBB bonds than for AAA bonds. This was reflected in the narrowing gap between the yields of higher- and lower-quality bonds. We currently see little potential for superior performance in the BBB sector of the market and, therefore, have lowered our exposure. Lower-rated bonds performed in line with or slightly below their high-quality counterparts during the past six months.

In the spring we sought permission from the fund's Executive Committee to invest up to 5% of fund assets in below-investment-grade BB securities (or, if unrated, the T. Rowe Price equivalent rating). Permission was granted to invest in these securities as of October 1, 1998, and the change was reflected in the prospectus dated July 1, 1998. Although, as mentioned, we do not see a great deal of value in lower-rated bonds at present, we felt it was important to have this flexibility if the opportunity presented itself. As always, we will continue to monitor yields among various credit qualities and use our in-house research capabilities for opportunities to increase shareholder value.

TAX-FREE INSURED INTERMEDIATE BOND FUND

Returns on intermediate-term municipal bonds came mostly from their coupon income, with a modest contribution from price appreciation. Fund results were ahead of the Lipper Intermediate Municipal Debt Funds Average for both the 6- and 12-month periods.

Performance Comparison

Periods Ended 8/31/98           6 Months      12 Months
-------------------------------------------------------

Tax-Free Insured
Intermediate Bond Fund             3.04%          7.56%

Lipper Intermediate
Municipal Debt Funds Average       2.82           7.01

We kept duration in a range from neutral to long in our belief that bonds were attractive relative to stock dividend yields, inflation, and global interest rates. (For an explanation of duration, see the report for the Tax-Free Short-Intermediate Fund.) This longer duration helped performance by providing a higher yield with some principal appreciation as interest rates fell.

Our credit strategy became a bit more defensive during the period as we took steps to reduce exposure to insured bonds with weaker underlying credit characteristics. Specifically, we decreased holdings in the hospital sector and increased positions in state and local general obligations after our hospital bonds appreciated strongly relative to other sectors of the market. We believe there may be an opportunity to increase hospital bond exposure at more attractive prices in the future.

TAX-FREE INCOME FUND

Performance Comparison

Periods Ended 8/31/98            6 Months      12 Months
--------------------------------------------------------

Tax-Free Income Fund                3.51%          8.87%

Lipper General Municipal
Debt Funds Average                  3.03           8.20

Fund results exceeded those of the Lipper peer group average during the past 6- and 12-month periods, due in part to our duration strategy, our fully invested posture, and our underweighting in lower-quality bonds. (For an explanation of duration, see the report for the Tax-Free Short-Intermediate Fund.) The fund's relative performance also benefited from our below-average expenses.

Long-term bonds did well over the past six months, with a total return reflecting mostly income plus some price appreciation as interest rates fell. After trading in a narrow range between February and May, long-term rates came down in the summer as international events sparked nervousness about the stock market and the longevity of the economic expansion.

As mentioned, strong relative performance was related to an extension in fund duration in June, which positioned the fund well for lower rates. A steady increase in cash coming into the municipal bond market and your fund enabled us to take advantage of heavier-than-normal supply and remain fully invested. The fund benefited as well from our relative underweighting in lower-quality bonds, which came under some modest pressure in the period. High-yield (junk) bonds have been strong municipal performers during the past two years as the yield spread narrowed between high- and lower-quality bonds, but this trend has reversed. Accordingly, we did not add exposure in this area, and the fund's weighted average credit quality was AA- at the end of August.

In addition, we focused on the 15- to 20-year maturity range where we see the best risk-and-return characteristics. We continued to preserve income from older, higher-yielding bonds in the portfolio, offsetting their defensive characteristics with noncallable and lower-coupon bonds that respond well to falling interest rates.

TAX-FREE HIGH YIELD FUND

Performance Comparison

Periods Ended 8/31/98            6 Months      12 Months
---------------------------------------------------------

Tax-Free High Yield Fund            3.18%          8.87%

Lipper High Yield Municipal
Debt Funds Average                  3.03           8.62

The municipal high-yield market turned in a steady performance over the past six months. Your fund was able to exceed the returns of its peer group average through a combination of factors, including our below-average expenses and a modest extension of duration. (For an explanation of duration, see the report for the Tax-Free Short-Intermediate Fund.)

Yield spreads between high- and lower-quality municipal bonds increased over this period, as the prices of lower-quality securities did not appreciate as rapidly as their higher-quality counterparts. Credit quality spreads began the period close to their all-time lows and subsequently increased an average of about 25 basis points. Though muted, this widening occurred in sympathy with trends in the corporate bond sector and adverse developments in a small number of municipal high-yield issues. Despite this, however, the municipal high-yield fund sector outperformed the general municipal sector for the past year and matched it for the past six months.

We believe these differences between credit quality yields could increase in coming months, and this outlook has affected the way we manage the fund. As noted in prior reports, we allowed fund exposure to lower-quality municipal bonds to decline over time because we felt the rewards were insufficient. At the end of August, the fund's weighting in below-investment-grade bonds was approximately 24% of net assets. The fund's weighting in BBB and lower-rated bonds together slipped a notch to 49% of net assets from 50% at the end of February.

Quality Diversification

Tax-Free High Yield Fund

AAA                  6%
AA                  24%
A                   21%
BBB                 25%
BB and Below        24%

Based on net assets as of 8/31/98.

We began the period with a duration of 7.2 years. Duration ranged between 6.9 and 7.5 years during the past six months, although we generally maintained it near the higher end of the range. This proved advantageous when interest rates fell late in the period, largely a result of volatile equity markets. At present, we expect to maintain this posture. In addition, we will maintain our usual caution when investing in lower-quality issues. While we do not expect to materially increase our exposure to them, we will also take advantage of situations that we believe offer long-term value.

OUTLOOK

Federal Reserve Chairman Alan Greenspan recently implied that the Fed's next move could well be a lowering of key short-term rates in the face of turmoil overseas. Just weeks before, it was widely suspected that the Fed was leaning toward a possible interest rate hike because of concerns about tight labor markets and wage pressures.

We believe the rate of domestic economic growth will slow through the remainder of the year. Exports may fall further because of weak international markets and the strong dollar, and growth in consumer spending could decline in the aftermath of the correction in stock prices. Commodity prices have also been under pressure, further containing inflation. In this environment, the trend toward lower overall interest rates should remain intact.

We expect municipal securities to remain undervalued compared with Treasuries until demand catches up with heavy supply. However, investors should eventually recognize the attractive yields available in the municipal market compared with taxable yields, and rising demand would benefit municipal bond investors over the long term.

Respectfully submitted,

Mary J. Miller
Director
Municipal Bond Department

September 18, 1998


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights

KEY STATISTICS

                                              2/28/98                8/31/98

Tax-Exempt Money Fund
--------------------------------------------------------------------------------

Price Per Share                             $    1.00              $    1.00

Dividends Per Share
   For 6 months                                 0.016                  0.016
   For 12 months                                0.032                  0.032

Dividend Yield (7-Day Compound) *                3.03%                  2.98%

Weighted Average Maturity (days)                   59                     59

Weighted Average Quality **                First Tier             First Tier


Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

Price Per Share                             $    5.37              $    5.39

Dividends Per Share
   For 6 months                                  0.11                   0.11
   For 12 months                                 0.22                   0.22

Dividend Yield *
   For 6 months                                  4.28%                  4.13%
   For 12 months                                 4.32                   4.24

30-Day Standardized Yield                        3.54                   3.59

Weighted Average Maturity (years)                 4.1                    4.4

Weighted Average Effective Duration (years)       3.0                    2.9

Weighted Average Quality ***                       AA                     AA


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights

KEY STATISTICS

                                              2/28/98                8/31/98

Tax-Free Insured Intermediate Bond Fund
--------------------------------------------------------------------------------

Price Per Share                             $   11.06              $   11.13

Dividends Per Share
   For 6 months                                  0.24                   0.24
   For 12 months                                 0.48                   0.48

Dividend Yield *
   For 6 months                                  4.49%                  4.39%
   For 12 months                                 4.52                   4.49

30-Day Standardized Yield                        3.69                   3.78

Weighted Average Maturity (years)                 8.4                    8.8

Weighted Average Effective Duration (years)       5.5                    5.6

Weighted Average Quality ***                       AA                     AA


Tax-Free Income Fund
--------------------------------------------------------------------------------

Price Per Share                             $    9.95              $   10.03

Dividends Per Share
   For 6 months                                  0.26                   0.25
   For 12 months                                 0.52                   0.51

Dividend Yield *
   For 6 months                                  5.33%                  5.15%
   For 12 months                                 5.44                   5.31

30-Day Standardized Yield                        4.28                   4.35

Weighted Average Maturity (years)                17.1                   17.1

Weighted Average Effective Duration (years)       7.4                    7.6

Weighted Average Quality ***                      AA-                    AA-


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights

KEY STATISTICS

                                              2/28/98                8/31/98

Tax-Free High Yield Fund
--------------------------------------------------------------------------------

Price Per Share                             $   12.66              $   12.72

Dividends Per Share
   For 6 months                                  0.34                   0.34
   For 12 months                                 0.69                   0.68

Dividend Yield *
   For 6 months                                  5.57%                  5.38%
   For 12 months                                 5.74                   5.55

30-Day Standardized Yield                        4.54                   4.59

Weighted Average Maturity (years)                18.9                   19.4

Weighted Average Effective Duration (years)       7.2                    7.3

Weighted Average Quality ***                       A-                     A-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since  Inception
Periods Ended 8/31/98    1 Year     5 Years     10 Years   Inception       Date
--------------------------------------------------------------------------------

Tax-Exempt Money          3.20%       2.99%        3.57%        -        4/8/81

Tax-Free
  Short-Intermediate      5.60        4.56         5.58         -      12/23/83

Tax-Free Insured
  Intermediate Bond       7.56        5.63          -         6.80%    11/30/92

Tax-Free Income           8.87        6.06         7.92         -      10/26/76

Tax-Free High Yield       8.87        6.65         8.60         -        3/1/85

Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed, nor is the fund insured by the U.S. government.

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from each fund's return.

TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

As of 8/31/98

                   Lipper Tax-Exempt
                   Money Market                    Tax-Exempt
                   Funds Average                   Money Fund

8/88               10,000                           10,000
8/89               10,583                           10,588
8/90               11,170                           11,169
8/91               11,696                           11,662
8/92               12,063                           12,010
8/93               12,311                           12,261
8/94               12,558                           12,529
8/95               12,960                           12,939
8/96               13,361                           13,348
8/97               13,766                           13,768
8/98               14,186                           14,208


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison

TAX-FREE SHORT-INTERMEDIATE FUND
--------------------------------------------------------------------------------

As of 8/31/98


                     Lehman               Lipper Short-        Tax-Free
                     3-Year               Intermediate         Short-
                     GO Bond              Debt Funds           Intermdiate
                     Index                Average              Fund

8/88                 10,000               10,000               10,000
8/89                 10,667               10,647               10,571
8/90                 11,370               11,318               11,249
8/91                 12,374               12,259               12,079
8/92                 13,461               13,236               12,935
8/93                 14,348               14,215               13,774
8/94                 14,719               14,479               14,073
8/95                 15,725               15,334               14,900
8/96                 16,343               15,905               15,473
8/97                 17,251               16,780               16,298
8/98                 18,246               17,674               17,210


TAX-FREE INSURED INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
As of 8/31/98

                      Lehman              Lipper              Tax-Free
                      7-Year              Intermediate        Insured
                      Municipal           Municipal Debt      Intermediate
                      Bond Fund           Funds Average       Bond Fund

11/30/92              10,000              10,000              10,000
8/93                  10,883              10,895              11,103
8/94                  11,037              11,016              11,308
8/95                  12,007              11,815              12,212
8/96                  12,475              12,308              12,696
8/97                  13,446              13,201              13,572
8/98                  14,471              14,158              14,599


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison

TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

As of 8/31/98

                      Lehman              Lipper General      Tax-Free
                      Municipal           Municipal Debt      Income
                      Bond Index          Funds Average       Fund

8/88                  10,000              10,000              10,000
8/89                  11,099              11,133              10,755
8/90                  11,811              11,664              11,325
8/91                  13,203              13,056              12,606
8/92                  14,678              14,554              14,075
8/93                  16,469              16,362              15,979
8/94                  16,492              16,210              15,852
8/95                  17,953              17,439              17,136
8/96                  18,894              18,300              18,071
8/97                  20,641              19,976              19,693
8/98                  22,426              21,677              21,440


TAX-FREE HIGH YIELD FUND
--------------------------------------------------------------------------------

As of 8/31/98

                      Lehman              High-Yield          Tax-Free
                      Revenue             Municipal Debt      High-Yield
                      Bond Index          Funds Average       Fund

8/88                  10,000              10,000              10,000
8/89                  11,231              11,155              11,068
8/90                  11,972              11,668              11,842
8/91                  13,469              12,812              13,113
8/92                  15,060              14,125              14,614
8/93                  17,023              15,691              16,542
8/94                  16,997              15,798              16,667
8/95                  18,510              17,030              17,966
8/96                  19,590              17,983              19,014
8/97                  21,512              19,751              20,968
8/98                  23,423              21,467              22,827


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     DISCOUNT BROKERAGE*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond!
International Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

  *  Formerly named Equity Index.
 ** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***  Closed to new investors.
  !  Formerly named Global Government Bond.
 !! Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Discount Brokerage
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DISCOUNT BROKERAGE

A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe price discount brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-as well as mutual funds at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

     Automated Telephone and Internet Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs provide additional savings on commissions.**

     Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

     Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Based on an April 1998 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary by size of order.
** Discount applies to our current commission schedule. All trades subject to a $35 minimum commission except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Funds.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.        C03-051  8/31/98